OMB APPROVAL
OMB Number:	3235-0060
Expires:	March 31, 2006
Estimated average burden
hours per response	28.0

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2005

TRIMAS CORPORATION (Exact name of registrant as specified in its charter)
Delaware	333-100351	38-2687639
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
39400 Woodward Avenue, Suite 130, Bloomfield Hills, Michigan		48304
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code (248) 631-5400
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD.

The Company's only public security holders are holders of its 9 7/8% senior subordinated notes due 2012. The Company held an Investor Communications Meeting at its Tekonsha, Michigan facility on October 19, 2005 to provide a business overview on its Cequent Transportation Accessories Group. A copy of the presentations distributed at the meeting is furnished as exhibits to this Report and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(c)	Exhibits. The following exhibits are filed herewith:

Exhibit No.	Description
99.1	TriMas Corporation presentation titled "Tekonsha Investor Presentation."
99.2	TriMas Corporation presentation titled "Investor Communications Meeting." A copy of this presentation is also available at www.trimascorp.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIMAS CORPORATION

Date: October 19, 2005  By: /s/ Grant H. Beard

Name: Grant H. Beard Title: Chief Executive Officer